Stakeholder Discussion Materials Exhibit 99.1

DISCLAIMER CONFIDENTIAL INFORMATION This document has been prepared by Ditech Holding Corporation (“DHCP” or the “Company”), and is for information purposes only. By accepting this document, you hereby acknowledge that (a) the information contained herein (the "Confidential Information") contains material non-public information relating to DHCP and its affiliates (collectively, the "Companies"); (b) the confidential information was provided on various dates, including October 8, 2018, October 22, 2018 and November 14, 2018 or as otherwise specified herein, and none of DHCP or the parties disclosing such information has any duty, or undertakes any obligation, to update such confidential information at any time; and (c) the confidential information is preliminary and subject to change and may not be further disseminated. This document should be read in conjunction with DHCP’s SEC Reports (as hereafter defined). Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “projects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” “anticipates,” “opportunity” or other similar expressions. Such statements include, but are not limited to, statements relating to the Company’s business risks and opportunities, review of strategic alternatives and the Transaction Alternatives described herein, estimated and projected financial and operating metrics, estimated and projected non-GAAP financial measures, descriptions of management’s strategy, plans, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact. Forward-looking statements are subject to significant known and unknown risks, uncertainties, challenges and other important factors, and DHCP’s actual results, performance or achievements could differ materially from the future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on DHCP’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions DHCP considers. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail under the heading “Risk Factors” in DHCP’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”), DHCP’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, and any amendments to such reports, and in DHCP’s other filings with the SEC (all such filings, “DHCP’s SEC Reports”). In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements: our ability to operate our business in compliance with existing and future laws, rules, regulations and contractual commitments affecting our business, including those relating to the origination and servicing of residential loans, default servicing and foreclosure practices, the management of third-party assets and the insurance industry, and changes to, and/or more stringent enforcement of, such laws, rules, regulations and contracts; scrutiny of our industry by, and potential enforcement actions by, federal and state authorities; the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters; uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims); potential costs and uncertainties, including the effect on future revenues, associated with and arising from litigation, regulatory investigations and other legal proceedings, and uncertainties relating to the reaction of our key counterparties to the announcement of any such matters; our dependence on U.S. Government Sponsored Entities (“GSEs”) and agencies (especially Fannie Mae, Freddie Mac and Ginnie Mae, each defined in the Annual Report) and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various existing or future GSE, agency and other capital, net worth, liquidity and other financial requirements applicable to our business, and our ability to remain qualified as a GSE and agency approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ and agencies’ respective residential loan selling and servicing guides;

DISCLAIMER (cont.) uncertainties relating to the status and future role of GSEs and agencies, and the effects of any changes to the origination and/or servicing requirements of the GSEs, agencies or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs, agencies or various regulatory authorities; our ability to maintain our loan servicing, loan origination or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements; our ability to comply with the terms of the stipulated orders resolving allegations arising from an FTC and CFPB investigation of Ditech Financial LLC and a Consumer Financial Protection Bureau investigation of Reverse Mortgage Solutions, Inc.; operational risks inherent in the mortgage servicing and mortgage originations businesses, including our ability to comply with the various contracts to which we are a party, and reputational risks; risks related to the significant amount of senior management turnover and employee reductions recently experienced by us; risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements or obtain any necessary waivers or amendments, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, or at all, as well as our ability to incur substantially more debt; our ability to renew advance financing facilities or warehouse facilities on favorable terms, or at all, and maintain adequate borrowing capacity under such facilities; our ability to maintain or grow our residential loan servicing or subservicing business and our mortgage loan originations business; risks related to the concentration of our subservicing portfolio and the ability of our subservicing clients to terminate us as a subservicer; our ability to achieve our strategic initiatives, particularly our ability to: enter into new subservicing arrangements; improve servicing performance; successfully develop our originations capabilities; and execute and realize planned operational improvements and efficiencies; the success of our business strategy in returning us to sustained profitability; uncertainties related to the Board’s review of strategic alternatives; changes in prepayment rates and delinquency rates on the loans we service or subservice; the ability of Fannie Mae, Freddie Mac and Ginnie Mae, as well as our other clients and credit owners, to transfer or otherwise terminate our servicing or subservicing rights, with or without cause; a downgrade of, or other adverse change relating to, or our ability to improve, our servicer ratings or credit ratings; our ability to collect reimbursements for servicing advances and earn and timely receive incentive payments and ancillary fees on our servicing portfolio; our ability to collect indemnification payments and enforce repurchase obligations relating to mortgage loans we purchase from our correspondent clients and our ability to collect in a timely manner indemnification payments relating to servicing rights we purchase from prior servicers; local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales and uncertainty regarding the levels of mortgage originations and prepayments; uncertainty as to the volume of originations activity we can achieve and the effects of the expiration of the Home Affordable Refinance Program (“HARP”), which is scheduled to occur on December 31, 2018, including uncertainty as to the number of “in-the-money” accounts we may be able to refinance and uncertainty as to what type of product or government program will be introduced, if any, to replace HARP; risks associated with the reverse mortgage business, including changes to reverse mortgage programs operated by FHA, the U.S Department of Housing and Urban Development or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, our ability to fund Home Equity Conversion Mortgage (“HECM”) repurchase obligations, our ability to assign repurchased HECM loans to the U.S. Department of Housing and Urban Development, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM tails; our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments; the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation; changes in interest rates and the effectiveness of any hedge we may employ against such changes;

DISCLAIMER (cont.) risks and potential costs associated with technology and cybersecurity, including: the risks of technology failures and of cyber-attacks against us or our vendors; our ability to adequately respond to actual or attempted cyber-attacks; and our ability to implement adequate internal security measures and protect confidential borrower information; risks and potential costs associated with the implementation of new or more current technology, such as MSP (as defined in DHCP’s Annual Report), the use of vendors (including offshore vendors) or the transfer of our servers or other infrastructure to new data center facilities; our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions; risks related to our deferred tax asset, including the risk of an “ownership change” under Section 382 of the Code; the delisting of our common stock and warrants from the NYSE; our ability to continue as a going concern; uncertainties regarding impairment charges relating to our intangible assets; risks associated with one or more material weaknesses identified in our internal controls over financial reporting, including the timing, expense and effectiveness of our remediation plans; our ability to implement and maintain effective internal controls over financial reporting and disclosure controls and procedures; and risks related to our relationship with Walter Energy, Inc. (“Walter Energy”) and uncertainties arising from or relating to its bankruptcy filings and liquidation proceedings, including potential liability for any taxes, interest and/or penalties owed by the Walter Energy consolidated group for the full or partial tax years during which certain of our former subsidiaries were a part of such consolidated group and certain other tax risks allocated to us in connection with our spin-off from Walter Energy. For additional information regarding important factors that may cause actual results to materially differ from the financial forecasts included herein, refer to the section in this presentation titled “Certain Company Forecasts.” All forward-looking statements are expressly qualified in their entirety by the cautionary statements contained herein and in DHCP’s SEC Reports. The factors, risks and uncertainties discussed above are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond DHCP’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although DHCP believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, readers of these materials are cautioned not to place undue, if any, reliance on such forward-looking statements. The inclusion of such information should not be regarded as a representation by DCHP or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE SUCH STATEMENTS WERE MADE OR ANY EARLIER DATE INDICATED HEREIN, AND DHCP DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, CHANGES IN UNDERLYING ASSUMPTIONS OR OTHERWISE. If DHCP were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that DHCP would make additional updates or corrections thereafter.

DISCLAIMER (cont.) CERTAIN COMPANY FORECASTS DHCP does not publicly disclose detailed financial projections and forecasts as to future performance, earnings or other results due to various reasons, including the uncertainty and subjectivity of the underlying assumptions and estimates, the difficulty of predicting economic and market conditions and the difficulty of accurately forecasting DHCP’s performance in near and extended future periods. The internal financial forecasts included herein (the “Forecasts”) were prepared in connection with DHCP’s evaluation of strategic alternatives and / or its internal business planning process. While the Forecasts were prepared in good faith by the management of DHCP, with the assistance of its outside advisors and at the direction of DHCP’s Board of Directors, they were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles ("GAAP") or other published guidelines relating to prospective financial information. The inclusion of the Forecasts in this presentation should not be regarded as an indication that DHCP considers this information to be necessarily predictive of actual future results, and readers are cautioned not to place undue reliance, if any, on such information. Neither the Company's independent auditor nor any other independent accountant has examined, compiled, or performed any procedures with respect to the Forecasts contained herein and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information. No assurance can be made regarding future events and the disclosure of these Forecasts should not be regarded as an indication that DHCP, its Board of Directors, its outside advisors or any other person considered, or now considers, the Forecasts to be a reliable prediction of future results, and the Forecasts should not be relied upon as such. The Forecasts cover multiple years and prospective financial information by its nature becomes subject to greater uncertainty with each successive year. In addition, the Forecasts reflect estimates, assumptions and business decisions as of the time of its preparation, all of which are subject to change. The estimates, assumptions and business decisions made by management upon which the Forecasts are based involve significant judgment with respect to, among other matters, future industry performance, general business, economic, regulatory, market and financial conditions, many of which are difficult or impossible to predict accurately, are subject to significant operational, economic, competitive or other third party risks and uncertainties, and are beyond DHCP’s control. Management of DHCP has limited visibility into the likelihood of the occurrence and potential magnitude of the material risks to DHCP’s performance in the unpredictable operating environment surrounding DHCP, including, but not limited to the potential effects of a changing interest rate environment, changes in government regulation of the financial services sector generally (including the servicing, originations and reverse mortgage sectors in which DHCP operates), and government programs relating to the mortgage industry. There can be no assurance that the estimates and assumptions made in preparing the Forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected results. The Forecasts also reflect estimates, assumptions and business decisions that do not reflect the effects of the outcome of the Company’s review of strategic alternatives (unless otherwise noted), or any other changes that may in the future affect DHCP or its assets, business activities, operations, properties, corporate structure, capitalization and management. For additional information regarding important factors that may cause actual results to materially differ from the Forecasts, refer to the section in this presentation titled “Forward-Looking Statements.” None of DHCP or any of its respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder, warrant holder, lender and/or debtholder of DHCP or any other person regarding the information included in the Forecasts or the ultimate performance of DHCP compared to the information included in the Forecasts or that the Forecasts will ultimately be achieved. In light of the numerous factors and uncertainties inherent in the Forecasts, including but not limited those factors referenced above, you are cautioned not to place undue, if any, reliance on the Forecasts. THE FORECASTS ARE FORWARD-LOOKING INFORMATION AND SPEAK ONLY AS OF THE DATE SUCH STATEMENTS WERE MADE OR ANY EARLIER DATE INDICATED HEREIN, AND DHCP DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, CHANGES IN UNDERLYING ASSUMPTIONS OR OTHERWISE. THE FORECASTS IN THIS PRESENTATION DO NOT ADDRESS ANY POTENTIAL TAX IMPACTS UNDER SECTION 382 OF THE INTERNAL REVENUE CODE OR OTHERWISE, WHICH COULD BE MATERIAL TO THE COMPANY. Note: The Transaction Alternatives included and described herein represent non-binding indications of interest received by DHCP for consideration in connection with its review of strategic alternatives.  As non-binding indications of interest, the Transaction Alternatives are not final or binding offers, are subject to change, and no assurances can be made that DHCP will consummate any such transaction or, if it does consummate a transaction, what the terms, structure or results of such a transaction will be.

Introduction On June 27, 2018, Ditech Holding Corporation (“DHCP” or the “Company”) announced that its Board of Directors had initiated a process to evaluate strategic alternatives to enhance stockholder value This review process considered a range of potential strategic alternatives, including: A sale of the entire Company; A sale of select assets and business platforms; A business combination; or Continuing as a smaller, more focused stand-alone entity With regard to sale or business combination alternatives, the Company solicited interest from a range of strategic and financial parties and reviewed incoming proposals against the Company’s stand-alone business plan. Presented herein are potential alternatives that involve: A sale of the Company A transformational asset sale whereby DHCP continues to operate its Originations segment and continues as a subservicer of mortgage loans and reverse loans A recapitalization transaction to facilitate the Company’s stand-alone business plan

Strategic Alternatives Review Considerations Business Plan and Financial Performance The Company is continuing to implement its transformational business plan across Servicing, Originations and Reverse The business plan contemplates further cost reductions, operational enhancements and streamlining of functions along with reductions in corporate debt levels Risk to the business and its projected financial performance exist Liquidity and Capital Structure(1) The Company continues to actively refine its liquidity plan and intends to take all appropriate actions in an effort to ensure that it has adequate liquidity to meet its debt service obligations and other liabilities and commitments Based on its latest liquidity assessment, the Company concluded that its current plans provide enough liquidity to meet its obligations over the next twelve months; however, beyond the next twelve months the Company may require additional liquidity(1) The Company has future Term Loan amortization payments and Corporate Debt interest expense, which approximate more than $200 million in aggregate in 2019 Counterparties The Company relies on financing facilities for new originations, servicer advances and reverse GNMA buyout obligations Current facilities expire during February and April 2019 Successful renewal or replacement of these facilities is critical to the Company’s plans to meet its obligations The termination of one or more of the Company’s subservicing contracts could have a material adverse effect on DHCP’s business, financial condition, liquidity and results of operations The Company’s largest subservicing customer represents approximately 79% of the Company’s mortgage loan subservicing portfolio (based on UPB) as of September 30, 2018 New potential subservicing clients have expressed concern about starting a business relationship with the Company due to the Company’s current financial position Key Considerations See the Liquidity and Capital Resources section starting on page 112 of the Company’s 3Q’18 10Q for additional detail

Strategic Alternatives Option A(1) Sale of the entire company to an industry participant who would acquire the Company’s platforms, integrate all operations and assume all assets Based on non-binding and preliminary letters received by the Company, Option A may require concessions from the Second Lien Notes and / or Term Loan Discussions with the buyer under Option A are ongoing Option B The Company received interest in select assets that would have resulted in the Company continuing as an originator of mortgage loans and subservicer of mortgage loans and reverse loans. Potential asset sales included: Performing and default MSRs Servicing advances Reverse GNMA buyouts Reverse MSRs The Company is no longer actively pursuing Option B Option C A recapitalization transaction providing incremental liquidity(2) and book equity The transaction discussions with certain holders of Second Lien Notes included: Equitization of Second Lien Notes Additional liquidity Sale of select assets Company operations maintain the current course of action Assumes subservicing contracts continue and the Company outsources certain servicing operations Discussions with our lenders regarding Option C are ongoing The Company’s strategic alternatives review resulted in an offer to purchase the entire company and two asset purchase offers along with a proposal from certain holders of Second Lien Notes for a recapitalization transaction The Transaction Alternatives included and described herein represent non-binding indications of interest received by DHCP for consideration in connection with its review of strategic alternatives.  As non-binding indications of interest, the Transaction Alternatives are not final or binding offers, are subject to change, and no assurances can be made that DHCP will consummate any such transaction or, if it does consummate a transaction, what the terms, structure or results of such a transaction will be.  Based on managements review of the liquidity needs for Originations, Servicing and Reverse and discussions with counterparties, the Company targets approximately $200 million of liquidity

Appendix: 2018 – 2020 Outlook

Outlook Assumptions The financial outlook in this presentation is predicated upon: Implementing the Company’s operational initiatives to reduce cost, enhance margins and improve performance Maintaining adequate access to operating debt facilities at commercially satisfactory terms to finance new originations, servicer advances and reverse GNMA buyout obligations Retaining existing subservicing and MSR flow counterparties The financial outlook also includes the following assumptions: Actual unaudited results for January – August 2018 and projected amounts for September 2018 through December 2020 No fair value adjustments in the forecast except for actual financial results through August 2018 Annual capital expenditures of $8.5 million Sale of Residual Trusts for $45 million, among other projected asset sales The Company prepared the financial outlook contained herein in June 2018 and subsequently updated such outlook in September 2018 to include actual unaudited results through August 2018. The Company continually monitors progress against, and updates, its financial outlook. The financial outlook is subject to risks and uncertainties, as well as opportunities, that could cause actual results to differ materially from the projections contained therein.

Consolidated DHCP Outlook $ millions Consolidated DHCP Projected Income Statement The Company’s financial outlook assumes growth in origination volume and subservicing and plans to execute cost reduction initiatives at the segment-level and corporate-level Revenue: Consolidated revenue stabilization and growth driven by: Incremental originations and new subservicing volume which offsets runoff of the Company’s owned MSR portfolio Growth in origination volume, primarily in consumer and correspondent channels Growth in reverse subservicing portfolio, which partially offsets portfolio runoff of owned reverse portfolio Expenses: Consolidated expense savings for 2019P driven by: $117.6 million of operating expense savings Process improvements both at a segment-level and corporate-level including meaningful technology improvements and efficiencies Savings in Corporate Overhead driven by headcount reductions and functional rationalization Site consolidation strategy that results in the reduction and / or exit of leases across select sites Please note that numbers may not foot due to rounding 2018E includes actual results through August 31, 2018. Results subsequent to June 30, 2018 and projections do not include fair value adjustments Includes $462 million of reorganization items and fresh start accounting adjustments for the 2018E Predecessor and consolidated periods GAAP revenue was $465 million, $312 million, $73 million, $(19) million and $831 million for Servicing, Originations, Reverse, Other and Consolidated, respectively for 2017 GAAP revenue was $146 million, $30 million, $13 million, $(1) million and $187 million for Servicing, Originations, Reverse, Other and Consolidated, respectively for 2018E Predecessor (5) Defined as the period from January 1, 2018 to February 9, 2018 (6) Defined as the period from February 10, 2018 to December 31, 2018

Consolidated DHCP Balance Sheet Consolidated DHCP Balance Sheet $ millions Please note that numbers may not foot due to rounding Estimated ratios calculated in accordance with the terms of the 2018 Credit Agreement

Projected Cash Flows DHCP Projected Cash Flows $ millions Represents originated MSRs that have been capitalized upon transfer of loans net of flow MSR sales Represents originations activity, including purchases and originations of residential loans held for sale, proceeds from sale and payments on residential loans held for sale, net change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights

Servicing Segment Overview

DHCP's servicing segment outlook reflects the continued transition to a fee-for-service model with a focus on selling servicing rights to third parties while continuing to grow the subservicing business with third party servicing rights owners

Strategy Overview

- To support the Company's objective to transition to a subservicer, DHCP has been and projects to continue selling newly originated GSE MSRs on a flow basis, with subservicing retained
  - The Company also anticipates adding new flow sale counterparties with subservicing and recapture retained to diversify its customer base
  - It is projected that a portion of the Company's newly originated MSRs will be sold on a flow basis with subservicing retained throughout 2019 and 2020
- In addition to the organic growth of selling its OMSRs subservicing retained, the Company is projecting to add new subservicing throughout 2019 and 2020
- The Company plans to improve delinquency rates (30+ DPD) going forward driven by active portfolio management and resolution of the current delinquent portfolio
  - Portfolio delinquency is projected to decline to 6.7% in 2020 from 8.3% in 2018[1]

Historical and Projected Mortgage Loan Servicing Portfolio *(end of period)*



$ billions
$225.8
$188.5
$169.6
$173.0
$181.5
49.8%
50.3%
60.1%
65.1%
70.3%
50.2%
49.7%
39.9%
34.9%
29.7%
2016A
2017A
2018E
2019E
2020E
Owned
Sub-serviced

Q2 2018 Servicing Portfolio Composition



$ billions
Type
Owned
$178.4
59%
41%
Subserviced
Product Type
FNMA
70%
$178.4
4%
12%
14%
Other
GNMA
FHLMC
Delinquency(1)
30+ Days Delinquent
8.68%
~1.5mm
91.32%
Current

(1) *Expressed in terms of UPB*

Statements herein speak only as of the date such statements were made, or any earlier date indicated herein. Statements herein may be superseded by disclosure included in DHCP's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or may be outdated, materially different from or superseded by subsequent events or developments. DHCP DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and DHCP's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

14

Servicing Segment Outlook Forecasted improvement in cost to service is supported by headcount expense rationalization efforts as well as unit growth from new subservicing clients DHCP’s projected financial performance is expected to be stable in the Servicing segment throughout the outlook periods With $122 million of revenue reduction between 2018 and 2020, the Company’s ability to implement initiatives to reduce costs on pace with or faster than declining revenues is a key factor in achieving a sustained level of profitability within the Servicing business  Cost savings initiatives are projected to reduce Servicing operating expenses and direct support expenses by approximately 30% by 2020 compared to 2018 levels The Company has taken steps to reduce costs and increase its profitability, such as site rationalization and reduction of layers and excess capacity As the Company’s subservicing portfolio grows as a percentage of the entire servicing portfolio, the Company projects a benefit from lower advance funding costs and from the reduction of fair value charges driven by runoff The Servicing segment’s performance also includes complementary businesses including asset receivables management that performs collections of post charge-off deficiency balances for third parties Revenue(1) AEBITDA Pre-Tax income (Loss) $ millions $ millions $ millions Excludes fair value adjustments

Originations Segment Overview Strategy Overview Historical and Projected Funded Origination Volume $ billions The Company’s volume outlook reflects growth in mortgage origination volume despite a projected decline in overall market volume The overall impact is a decline in originations volume through 2018 followed by increased volume in 2019 and 2020 driven by improved execution and pricing, acquisition, new product development and optimized marketing Consumer channel volume reflects recent performance and the expiration of government programs (e.g. HARP), which are partially offset by growing outbound capabilities and new retention lead sources The recapture rate is projected to grow to 27% in 2020 from 18% in 2018 with the increase driven by higher cash out refinance volume and higher purchase volume The Company is focusing on its consumer channel to increase the volume of purchase money loans being originated on its platform The Company has begun marketing and advertising programs in order to enhance brand awareness among customers in this channel DHCP launched a digital marketing presence in 2018 The Originations segment is currently in a period of transition with new originations shifting from refinancing to purchase lending due to the rise in interest rates and the upcoming expiration of HARP Q2 2018 Operating Highlights Q2 2018 Locked Volume ($ billions) $2.8 Funded Volume ($ billions) $2.6 Total Revenue ($ millions) $47.8 Recapture Rate 16.7% $11.4 $11.4 $11.4 2018E Funded Origination Volume $ billions Gov. 57% Conforming Harp 11% Conforming Non-Harp 32% Purchase 51% Refi 49% Consumer Direct 33% Correspondent 60% Wholesale 7%

Originations Segment Outlook Earnings growth is projected in 2019 and 2020 as the Company continues executing on strategic initiatives to grow volume, increase market share and achieve better margins, while reducing costs and improving the overall efficiency of its funding process DHCP’s projected revenue and AEBITDA are expected to grow in the Originations segment from 2018E to 2020E driven by: Steady growth in origination volume Improved cost-to-originate from implementing expense reduction opportunities in the correspondent channel Industry-wide gain-on-sale margins expected to tighten for the remainder of 2018 but expected to slightly widen by late 2019 Reduction in headcount driven by robotics initiative Better capacity management based on improved pull-through from upfront title scrubbing, targeted marketing, competitive pricing and improved cycle time In addition to operational and industry improvements the Company engages with flow MSR counterparties in order to reduce the capital required to originate the loan with subservicing retained by DHCP Revenue(1) AEBITDA Pre-Tax Income (Loss) $ millions $ millions $ millions Excludes fair value adjustments

Reverse Segment Overview Reverse has proven high-touch capabilities and is a best in class reverse servicer but is currently challenged by peaking buyout volumes and recent regulatory changes by HUD Strategy Overview Total Reverse Servicing Portfolio (End of Period) $ billions Projected Monthly GNMA Buyouts $ millions Total Projected Buyouts Outstanding (UPB) $ millions The Company is planning to continue to expand its subservicing portfolio going forward with an approximate projection of 70% of the reverse portfolio subserviced by 2020 Owned MSR portfolio is continuing to run off since the Company is no longer originating new reverse loans and is only funding existing tail obligations The Company’s monthly buyout obligations are projected to peak in February 2019 at approximately $190 million, which will require significant capital investment To alleviate some of the liquidity requirements, DHCP has taken steps to reduce liquidity impact through whole loan sales and financing structures The Company is working with industry peers and HUD to streamline the claim process and accelerate buyout reimbursement Total buyout obligations are projected to be $2 billion in 2019 and $958 million in 2020, financed with an 80-90% advance and an average resolution time of four months for active buyouts

Reverse Segment Outlook Reverse segment growth primarily driven by a targeted increase in subservicing volume and a decline in buyout volume in 2019E and 2020E Outlook for Reverse from 2018 to 2020 is driven by: Increasing servicing revenue and fees driven by the addition of new subservicing clients Reduction in gain on sale revenue in the projected periods driven by lower tail volume due to continual runoff of owned portfolio Reduced cost to service through process automation, reduced headcount and enhanced control environment, including: Outsourcing of customer service operations in Q4 2018 Closer operational integration in REO and bankruptcy with servicing Implementation of technology for claims processing and other servicing processes Process automation and enhanced control environment Site consolidation including the closure of the Charlotte location Revenue(1) AEBITDA Pre-Tax Income (Loss) $ millions $ millions $ millions Excludes fair value adjustments

Appendix: Reconciliation of Non-GAAP Items

Use of Non-GAAP Financial Measures We manage our company in three reportable segments: Servicing, Originations and Reverse Mortgage. We evaluate the performance of our business segments through the following measures: income (loss) before income taxes and Adjusted EBITDA. Management considers Adjusted EBITDA, a non-GAAP financial measure, to be important in the evaluation of our business segments and of the company as a whole, as well as for allocating capital resources to our segments. Adjusted EBITDA is a supplemental metric utilized by management to assess the underlying key drivers and operational performance of the continuing operations of the business. In addition, analysts, investors, and creditors may use these measures when analyzing our operating performance. Adjusted EBITDA is not a presentation made in accordance with GAAP and our use of this measure and term may vary from other companies in our industry. Adjusted EBITDA eliminates the effects of financing, income taxes and depreciation and amortization. Adjusted EBITDA is defined as income (loss) before income taxes, plus amortization of servicing rights and other fair value adjustments; interest expense on corporate debt; depreciation and amortization; goodwill and intangible assets impairment, if any; a portion of the provision for curtailment expense, net of expected third-party recoveries, if applicable; share-based compensation expense or benefit; exit costs; estimated settlements and costs for certain legal and regulatory matters; fair value to cash adjustments for reverse loans; and select other cash and non-cash adjustments primarily including the net provision for the repurchase of loans sold, non-cash interest income, severance, gain or loss on extinguishment of debt, interest income on unrestricted cash and cash equivalents, the net impact of the Residual and Non-Residual Trusts, the provision for loan losses, Residual Trust cash flows, transaction costs, reorganization items, servicing fee economics, and certain non-recurring costs, as applicable. Adjusted EBITDA includes both cash and non-cash gains from mortgage loan origination activities. Adjusted EBITDA excludes the impact of fair value option accounting on certain assets and liabilities and includes cash generated from reverse mortgage origination activities for the periods during which we were originating reverse mortgages. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with our debt agreements. Adjusted EBITDA should not be considered as an alternative to (i) net income (loss) or any other performance measures determined in accordance with GAAP or (ii) operating cash flows determined in accordance with GAAP. Adjusted EBITDA has important limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of the limitations of the metric are: Adjusted EBITDA does not reflect cash expenditures for long-term assets and other items that have been and will be incurred, future requirements for capital expenditures or contractual commitments; Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; Adjusted EBITDA does not reflect certain tax payments that represent reductions in cash available to us;

Use of Non-GAAP Financial Measures (cont.) Adjusted EBITDA does not reflect non-cash compensation that is and will remain a key element of our overall long-term incentive compensation package; Adjusted EBITDA does not reflect the change in fair value due to changes in valuation inputs and other assumptions; Adjusted EBITDA does not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; Adjusted EBITDA does not reflect the change in fair value resulting from the realization of expected cash flows; and Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our corporate debt, although it does reflect interest expense associated with our servicing advance liabilities, master repurchase agreements, mortgage-backed debt, and HMBS related obligations. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only as a supplement. Users of our financial statements are cautioned not to place undue reliance on Adjusted EBITDA.

Reconciliation of Non-GAAP Items Reconciliation of Non-GAAP Items – 2017 $ millions Please note that numbers may not foot or crossfoot due to rounding

Reconciliation of Non-GAAP Items Reconciliation of Non-GAAP Items – 2018 Predecessor $ millions Reconciliation of Non-GAAP Items – 2018 Successor $ millions Please note that numbers may not foot or crossfoot due to rounding

Reconciliation of Non-GAAP Items Reconciliation of Non-GAAP Items – 2018 Consolidated $ millions Please note that numbers may not foot or crossfoot due to rounding

Reconciliation of Non-GAAP Items Reconciliation of Non-GAAP Items – 2019 $ millions Please note that numbers may not foot or crossfoot due to rounding

Reconciliation of Non-GAAP Items Reconciliation of Non-GAAP Items – 2020 $ millions Please note that numbers may not foot or crossfoot due to rounding